Rule 497(d)


                                     FT 503

                         e-Business Portfolio, Series 5
                    Software Innovations Portfolio, Series 5


               Supplement to the Prospectus dated January 24, 2001

         Notwithstanding anything to the contrary in the Prospectus, all shares of Commerce One, Inc. (Ticker: CMRC) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

September 28, 2004